GOODWILL	12 Months Ended
Dec. 31, 2019
GOODWILL
GOODWILL

13.   GOODWILL

Goodwill consists of the following:

	December 31,
	2018	2019	2019
	RMB	RMB	(Note2) USD
			Unaudited

Balance as of January 1	1,096,972	637,147	91,520
Gross goodwill	1,096,972	1,142,147	164,059
Accumulated impairment losses	—	(505,000)	(72,539)
Net goodwill as of January 1	1,096,972	637,147	91,520
Goodwill acquired during the year	45,206	—	—
Goodwill disposed during the year	(74)	—	—
Foreign exchange difference	43	688	99
Impairment loss	(505,000)	—	—

Balance as of December 31	637,147	637,835	91,619
Gross goodwill	1,142,147	1,142,835	164,158
Accumulated impairment losses	(505,000)	(505,000)	(72,539)
Net goodwill as of December 31	637,147	637,835	91,619

The Group accounts for its goodwill pursuant to the provisions of FASB ASC Topic 350, Intangibles - Goodwill and Other ("FASB ASC Topic 350"). In accordance with FASB ASC Topic 350, goodwill is not amortized, but rather tested for impairment annually, or earlier if an event occurs, or circumstances change that indicate the fair value of a reporting unit may be below its carrying amount.

In the fourth quarter of 2018, the Group tested goodwill for impairment at the reporting unit level. The Group historically and presently operates with one segment.

For the Gold Master reporting unit, the Group first qualitatively assessed whether it was more likely than not that the fair values of the reporting segments were less than their carrying amounts and concluded that further impairment testing is necessary. The Group then performed the first step of the two-step impairment testing, where the fair value of the reporting unit of Gold Master was compared with its carrying amount. Gold Master estimated the fair values using the income approach considering factors that included expected future cash flows, growth rates and discount rates. In the fourth quarter of 2018, the Group recognized a RMB 505 million impairment loss for goodwill relating to the acquisition of Gold Master, primarily due to (1) the operational performance of Gold Master has failed to meet its earnings forecast and the profit outlook being uncertain; (2) less fluctuation on gold price and the deterioration of the macro market environment, based on which management determined that, these conditions had a material adverse impact on Gold Master’s ability to generate revenues and net income from trading commissions.

In 2019, the Group had performed a qualitative assessment for the reporting unit of Gold Master. The Group evaluated all relevant events and circumstances, including macroeconomic conditions, industry and market considerations, overall financial performance of Gold Master, and other relevant events. The Group weighed all factors in their entirety and concluded that it was not more-likely-than-not the fair value of the reporting unit of Gold Master was less than its carrying amount, and further impairment testing on goodwill was unnecessary as of December 31, 2019.

For the other reporting units, management performed qualitative assessments and concluded that it was not more-likely-than-not the fair value of these reporting units were less than its carrying amount, and further impairment testing on goodwill were unnecessary as of December 31, 2019.